ENGINE NO. 1 ETF TRUST

SUPPLEMENT DATED JANUARY 27, 2023 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2022, AS REVISED DECEMBER 23, 2022

Effective January 27, 2023, the following changes are made to the SAI of Engine No. 1 Transform Supply Chain ETF.

The subsection entitled “Creation Transaction Fee” in the section entitled “Creation And Redemption Of Creation Units” in the SAI is deleted in its entirety and replaced with the following:

A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for the Transform 500 ETF is $1,750, regardless of the number of Creation Units created in the transaction. For the Transform Climate ETF, the standard fixed creation transaction fee is $500, regardless of the number of Creation Units created in the transaction. For the Transform Supply Chain ETF, the standard fixed creation transaction fee is $500, regardless of the number of Creation Units created in the transaction. The Funds may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to each Fund, of up to a maximum of 3% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional cost (e.g., brokerage, taxes) involved with buying the securities with cash. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

The subsection entitled “Redemption Transaction Fee” in the section entitled “Creation And Redemption Of Creation Units” in the SAI is deleted in its entirety and replaced with the following:

A fixed redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Transform 500 ETF is $1,750 regardless of the number of Creation Units redeemed in the transaction. For the Transform Climate ETF, the standard fixed redemption transaction fee is $500, regardless of the number of Creation Units redeemed in the transaction. For the Transform Supply Chain ETF, the standard fixed redemption transaction fee is $500, regardless of the number of Creation Units redeemed in the transaction. The Funds may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the Funds’ custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Funds, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. The Funds may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Funds’ portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE